Exhibit 10.4

Fiscal 2009 Compensation Plan for Raj Rajgopal

Annual base pay	$250,000		Variable payout
Annual bonus target	$150,000

Bonus payout weighting:	Revenue	33.3%	1H	2H
	Contribution margin	33.3%	40%	60%
	MBO	33.3%	$60,000	$90,000

Full Fiscal Year Plan

	Revenue $000				CM $000
	Range	% plan	% bonus		Range	% plan	% bonus
	******	105%	110%		******	105%	110%
	******	104%	108%		******	104%	108%
	******	103%	106%		******	103%	106%
	******	102%	104%		******	102%	104%
	******	101%	102%		******	101%	102%
Plan	******	100%	100%	Plan	******	100%	100%
	******	99%	98%		******	98%	96%
	******	98%	96%		******	96%	92%
	******	97%	94%		******	94%	88%
	******	96%	92%		******	92%	84%
	******	95%	90%		******	90%	80%

1st Half Fiscal Year Plan

	Revenue $000				CM $000
	Range	% plan	% bonus		Range	% plan	% bonus
	******	105%	110%		******	105%	110%
	******	104%	108%		******	104%	108%
	******	103%	106%		******	103%	106%
	******	102%	104%		******	102%	104%
	******	101%	102%		******	101%	102%
Plan	******	47%	100%	Plan	******	100%	100%
	******	99%	98%		******	98%	96%
	******	98%	96%		******	96%	92%
	******	97%	94%		******	94%	88%
	******	96%	92%		******	92%	84%
	******	95%	90%		******	90%	80%

******	Confidential

Variable @ 100% acievement

	MBO	Rev	CM	Total
1st half	$20,000	$20,000	$20,000	$60,000
2nd half	$30,000	$30,000	$30,000	$90,000
	$50,000	$50,000	$50,000	$150,000

1st half paid based on % achievement of 1H Plan

2nd half paid based on % achievement of FY09 plan less 1st half actual bonus, but not less than 0

Approved by:

/s/ Kris Canekeratne
Kris Canekeratne, CEO

Accepted by:

/s/ Raj Rajgopal
Raj Rajgopal